1Q 25 Earnings Presentation April 30, 2025 Exhibit 99.2

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning financial outlook or future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: managing growth effectively, implementing Regional Management's growth strategy, and opening new branches as planned; Regional Management's convenience check strategy; Regional Management's policies and procedures for underwriting, processing, and servicing loans; Regional Management's ability to collect on its loan portfolio; Regional Management's insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of evolving underwriting models and processes, including as to the effectiveness of Regional Management’s custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management's loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; any future public health crises, including the impact of such crisis on our operations and financial condition; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management's operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates; the impact of changes in tax laws and guidance, including the timing and amount of revenues that may be recognized; risks related to the ownership of Regional Management's common stock, including volatility in the market price of shares of Regional Management's common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management's charter documents and applicable state law. The foregoing factors and others are discussed in greater detail in the Company's filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation also contains certain non-GAAP measures. Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures. 2

1Q 25 Highlights 575,000 Customer Accounts Up 6.4% YoY $1.89 billion Net Finance Receivables Up $146MM or 8.4% YoY $392MM Origination Volume Up $66MM or 20.2% YoY 14.0% Operating Expense Ratio* Continued expense management 28.9% Interest and Fee Yield* Up 10 bps after adjusting for the 4Q 23 loan sale 7.1% 30+ Delinquency Rate* 60 bps improvement from 4Q 24 12.4% Net Credit Loss Rate* 120 bps improvement after adjusting for the 4Q 23 loan sale and growth in our higher-margin portfolio 1.5% Return on Assets* $0.70 Diluted Earnings Per Share Consistent with 1Q 25 guidance 4.0% Dividend Yield* 1Q 25 $0.30 dividend per share $641MM Unused Capacity Substantial bandwidth to fund growth 90% Fixed-Rate Debt WAC* and revolving duration of 4.4% and 1.4 years, respectively 3 *See appendix for glossary

1Q 25 Financial Highlights Net income of $7.0MM and diluted EPS of $0.70 were lower than 1Q 24 due to the benefit in the prior-year period of the sale of certain non-performing loans during 4Q 23 Record total revenue for a first quarter of $153.0MM grew 6.0% year-over-year, or 7.4% after adjusting for the estimated $1.9MM increase to revenue in 1Q 24 from the 4Q 23 loan sale Provision for credit losses increased by $11.6MM, or 24.9% Provision release of $0.4MM was relatively flat compared to the prior-year period Net credit losses increased $11.7MM 1Q 24 net credit loss rate is inclusive of an estimated 270 bps benefit from the sale of certain non-performing loans, which accelerated an estimated $12.2MM of net credit losses from 1Q 24 to 4Q 23 1Q 25 net credit loss rate improved 120 bps year-over-year after adjusting for the prior-year period loan sale benefit (90 bps) and the year-over-year growth in our higher-margin portfolio (30 bps) 1Q 25 operating expense ratio increased 30 bps from the prior-year period 1Q 25 included a 40 bps increase related to timing of incentive expense of $1.7MM Our operating expense ratio was 10 bps better year-over-year after adjusting for the incentive expense timing, despite opening 17 new branches since the prior-year period and increasing marketing in legacy markets Interest expense increased $2.3MM due to funding ANR growth of $130.4MM and the maturation of lower-cost, fixed-rate debt 4 *See appendix for glossary

Originations Trend Quarterly Origination Trend ($ in millions) 5 Record total originations for a first quarter of $392.1MM were up 20.2% from $326.4MM in 1Q 24 1Q 25 branch, direct mail, and digital originations were up year-over-year by 17.2%, 17.8%, and 46.1%, respectively

Controlled Portfolio Growth Year-Over-Year ENR* at or below 36% APR and Product Mix 6 Sequential portfolio liquidation of $2MM, or 0.1%, compared to liquidation of $27MM, or 1.5%, in 1Q 24 Large loans grew $9MM, or 0.7%, compared to liquidating $23MM, or 1.8%, in 1Q 24 Small loans liquidated $11MM, or 2.0%, compared to $3MM, or 0.5%, in 1Q 24 due to a stronger tax season than 1Q 24 Achieved year-over-year portfolio growth of $146MM, or 8.4%, in 1Q 25 from new branch openings and by using our barbell strategy of growing our high-quality auto-secured and higher-margin small loan portfolios Our auto-secured product portfolio grew $59MM, or 37.0% year-over-year, to 11.6% of the total portfolio, compared to 9.2% in the prior-year period ENR with APR above 36% grew $59MM, or 20.6% year-over-year, to 18.3% of the portfolio, compared to 16.4% in the prior-year period Our 17 new branches since the prior-year period have generated $32MM portfolio growth As of March 31, 2025, 81.7% of our portfolio carried an APR at or below 36%, down from 83.6% as of the prior-year period due to product mix shift to higher-margin loans *See appendix for glossary

Record total revenue for a first quarter of $153.0MM grew 6.0% year-over-year, or 7.4% after adjusting for the estimated $1.9MM increase to revenue in 1Q 24 from the 4Q 23 loan sale Year-over-year ANR growth of 7.4%, higher than 1Q 24 growth of 3.9% Total revenue yield and interest and fee yield were each down 40 bps from 1Q 24, or 10 bps higher than the prior-year period in each case after adjusting for the estimated 50 bps benefit in 1Q 24 from the 4Q 23 loan sale Total revenue yield was down 100 basis points sequentially due to seasonally higher revenue reversals from net credit losses, lower revenue acceleration from seasonally lower refinancing activity, and a 20 bps benefit in the prior quarter from the release of personal property insurance reserves related to hurricane activity Total revenue yield was up 40 bps from 1Q 23, or 100 bps higher than 1Q 23 after adjusting for the estimated 60 bps benefit in 1Q 23 from the 4Q 22 loan sale Since early 2023, total revenue yield and interest and fee yield have increased due to increased pricing, improved credit performance, and a mix shift to higher-margin loans Total Revenue ($ in millions) 7 Revenue and Average Net Finance Receivables Trends Average Net Finance Receivables ($ in millions) Total Revenue and Interest & Fee Yields (1) Hurricane impact represents the favorable/(unfavorable) impact from 3Q 24 hurricane activity on total revenue yield *See appendix for glossary

Recent Credit Trends 1Q 25 delinquency of 7.1% was consistent with 1Q 24 delinquency, despite an estimated 10 bps point negative impact from our higher-margin portfolio and 10 bps negative impact related to 2024 hurricane activity 30+ days past due of $134.0MM compares favorably to the allowance for credit losses of $199.1MM as of 1Q 25 1Q 25 net credit loss rate of 12.4%, up 180 bps from 1Q 24 1Q 24 net credit loss rate is inclusive of an estimated 270 bps benefit from the sale of certain non-performing loans, which accelerated net credit losses from 1Q 24 to 4Q 23 1Q 25 net credit loss rate improved 120 bps year-over-year after adjusting for prior-year period loan sale benefit (90 bps) and year-over-year growth in our higher-margin portfolio (30 bps) 30+ & 90+ Delinquency Rates ($ in millions) Net Credit Loss Rates 8

Reserved For Stressed Credit Losses In 1Q 25, we decreased our allowance for credit losses by $0.4MM primarily due to portfolio liquidation. We are required to reserve for expected lifetime credit losses at origination of each loan, while the revenue benefits are recognized over the life of the loan. Allowance for Credit Losses ($ in millions) 9

Continued Focus on Operating Leverage & Tight Expense Control G&A expenses of $66.0MM in 1Q 25 were $5.6MM higher than the prior-year period The increase was primarily driven by $1.7MM of incentive expenses shifting from the second quarter to the first quarter and by investment in growth, which includes $1.9MM associated with 17 new branches opened since 1Q 24 and $0.6MM of incremental marketing expenses in legacy markets 1Q 25 operating expense ratio increased 30 bps from the prior-year period, or 10 bps better year-over-year after adjusting for the incentive expense timing, despite our new branch openings and increased marketing 1Q 25 year-over-year total revenue growth outpaced G&A expense growth by 1.5x Our 17 new branches had $3.6MM of revenue in the quarter against $1.9MM of G&A expense, further demonstrating the power of our branch-based model Operating Expense ($ in millions) 10 Operating Expense Ratio ($ in millions)

1Q 25 cost of funds* increased 20 bps year-over-year due to higher average debt and the maturation of lower-cost, fixed-rate debt Cost of funds has remained consistent the last several quarters Interest Expense ($ in millions) Cost of Funds 11 *See appendix for glossary

As of March 31, 2025, total unused capacity was $641MM (subject to borrowing base)  Available liquidity of $129MM as of March 31, 2025 Fixed-rate debt represented 90% of total debt as of March 31, 2025, with WAC of 4.4% and a weighted-average revolving duration of 1.4 years Issued $265MM securitization in 1Q 25 with WAC of 5.3%, consistent with our 4Q 24 securitization and 90 bps lower than our 2Q 24 securitization Strong Funding Profile Unused Capacity ($ in millions) Fixed vs. Variable Debt Funded Debt Ratios 12 (1) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. *See appendix for glossary

Excess Capital Consistently Returned to Stockholders (1) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. *See appendix for glossary We have a proven business model capable of generating excess capital to return to stockholders and to reinvest in strategic initiatives that will generate sustainable, long-term profitable growth. Even during the recent period of high inflation, the business generated significant amounts of capital. Since the beginning of 2020, we have generated $339.2MM of capital (1.3x beginning 2020 stockholders’ equity of $256.9MM), returned $161.3MM of capital to stockholders, and increased total capital by $177.8MM. Our ratio of capital generation to average stockholders’ equity over this time period was 20.7%. 13

1Q 25 Results and Outlook 14 (1) Prior to discrete items, such as any tax impacts of equity compensation Key Metrics 1Q 25 Results 2Q 25 Outlook Net Income $7.0MM ~$7.0 - $7.3MM ENR Growth/(Liquidation) ($2.2MM) ~$55.0 - $60.0MM ANR Growth $36.3MM ~$15.0MM Total Revenue Yield 100 bps sequential decrease ~20 bps sequential increase Net Credit Losses/ Net Credit Loss Rate $58.4MM ~$57.0MM / ~12.0% Allowance for Credit Loss Rate 10.5% ~10.3% G&A Expense $66.0MM ~$65.5MM Interest Expense $19.8MM ~$21.0MM Effective Tax Rate 23.5% ~24.5%(1)

Appendix 15

Front Book 92% of Total Portfolio (1) Total 30+ DQ% was 7.1% (2) Total portfolio allowance for credit loss rate* was 10.5% *See appendix for glossary 16 Reserved at 13.7% Reserved at 10.3% 30+ DQ at 6.8% 30+ DQ at 10.0% Higher-credit-quality ENR from the front book is performing as expected Front book was 92% of the total portfolio, an increase from 89% as of December 31, 2024 Front book was 88% of the 30+ delinquent loan receivables Front and back book 30+ delinquency rates were 6.8% and 10.0%, respectively; front book continues to mature Back book was 8% of the total portfolio and is expected to continue to decline during 2025 Loans from our back book represented 11% of 30+ delinquent loan receivables as of March 31, 2025 Front and back book allowance for credit losses were 90% and 10% of total allowance for credit losses, respectively Front and back book allowance for credit loss rates were 10.3% and 13.7%, respectively $1,890 $134 (1) $199 (2) Reserved at 6.1% 30+ DQ at 8.6%

Higher ENR Per Branch is Driving Efficiency Branch consolidations and our new-state, lighter-footprint strategy with larger branches drove higher ENR per branch Same store* year-over-year growth rate of 6.5% in 1Q 25 compared to 3.4% in the prior-year period The less than 1 year branch cohort as of 1Q 25 consisted of branches with an average age of approximately 4 months compared to the cohort as of 1Q 24 with an average age of approximately 11 months We have achieved portfolio growth while maintaining a credit box in new markets that is tighter than our broader network Our new branches generally begin to generate positive monthly net income at month 14 *See glossary 17

Digital volume represented 24.9% of our total new borrower volume in 1Q 25 Large loans represented 75.3% of new borrower digitally sourced loans booked in 1Q 25 Digitally Sourced Origination Volume ($ in millions) Digitally Sourced Originations 18

Diversified Liquidity Profile Long history of liquidity support from a strong group of banking partners Diversified funding platform with a senior revolving facility, warehouse facilities, and securitizations 19

Consolidated Income Statements 20

Consolidated Balance Sheets 21

Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures. The Company’s management utilizes non-GAAP measures as additional metrics to aid in, and enhance, its understanding of the Company’s financial results. The Company believes that these non-GAAP measures provide useful information by excluding certain material items that may not be indicative of our operating results. As a result, the Company believes that the non-GAAP measures that it has presented will aid in the evaluation of the operating performance of the business. Total capital and capital return, capital generation, and capital generation as a % of average stockholders' equity are non-GAAP measures to include stock repurchases and dividends returned to stockholders with total capital. Management uses these measures to evaluate the Company's ability to generate capital to return to stockholders, reinvest in strategic initiatives, and evaluate its capacity to absorb losses. The Company also believes that these capital and absorption measures provide useful information to users of the Company’s financial statements in the evaluation of its ability to generate capital to return to stockholders, reinvest in strategic initiatives, and evaluate its capacity to absorb losses. Furthermore, tangible equity, tangible book value per share, and the funded debt-to-tangible equity ratio are non-GAAP measures that adjust GAAP measures to exclude intangible assets. Management uses these equity measures to evaluate and manage the Company’s capital and leverage position. The Company also believes that these equity measures are commonly used in the financial services industry and provide useful information to users of the Company’s financial statements in the evaluation of its capital and leverage position. As a result, the Company also believes that these adjusted measures will aid users of its financial statements in the evaluation of its operating performance. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the Company’s non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following tables provide reconciliations of GAAP measures to non-GAAP measures. 22

Non-GAAP Financial Measures (Cont’d) 23

Non-GAAP Financial Measures (Cont’d) 24

Glossary 25 Allowance for credit loss rate – allowance for credit losses as a percentage of ending net finance receivables ANR – average net finance receivables Back book – loans originated from 4Q 21 to 3Q 22 and all delinquent renewals associated with loans originated prior to 4Q 22 Bps – basis points Capital generation – the change in total capital and capital return from the prior period Cost of funds – annualized interest expense as a percentage of average net finance receivables Cumulative capital return – dividend and common stock repurchase activity that has occurred since December 31, 2019 Debt balance – the balance for each respective debt agreement, composed of principal balance and accrued interest Dividend yield – annualized dividends per share divided by the closing share price as of the last day of the quarter Delinquency rate (DQ %) – delinquent loans outstanding as a percentage of ending net finance receivables ENR – ending net finance receivables Front book – loans originated during or after 4Q 22 excluding delinquent renewals associated with loans originated prior to 4Q 22 Funded debt ratio – total debt divided by total assets Interest and fee yield – annualized interest and fee income as a percentage of average net finance receivables Loan sale impact – the impacts of the loan sale on the P&L in 4Q 23 and the estimated impacts to 1Q 24 MM – millions Net credit loss rate – annualized net credit losses as a percentage of average net finance receivables Operating expense ratio – annualized general and administrative expenses as a percentage of average net finance receivables Other book – loans originated prior to 4Q 21 Return on assets – annualized net income as a percentage of average total assets Return on equity – annualized net income as a percentage of average stockholders’ equity Same store – comparison of branches with a comparable branch base; the comparable branch base includes those branches open for at least 1 year Total capital – stockholders’ equity plus allowance for credit losses Total revenue yield – annualized total revenue as a percentage of average net finance receivables WAC – weighted-average coupon